                                 EXHIBIT 10.06

                                                                    EXHIBIT 10.6

                    FOREIGN EXCHANGE DESK SERVICE AGREEMENT

                                  BY AND AMONG

                       MERRILL LYNCH INTERNATIONAL BANK,

                          MERRILL LYNCH FUTURES INC.,

                      ML FUTURES INVESTMENT PARTNERS INC.

                                      AND

                     EACH OF THE FUNDS LISTED ON SCHEDULE A

                            DATED AS OF JULY 1, 1993

                    FOREIGN EXCHANGE DESK SERVICE AGREEMENT

                       MERRILL LYNCH INTERNATIONAL BANK,
                          MERRILL LYNCH FUTURES INC.,
                      ML FUTURES INVESTMENT PARTNERS INC.
                                      AND
                     EACH OF THE FUNDS LISTED ON SCHEDULE A

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
1.   MLF Customer Agreement..................................................  2

2.   MLIB and MLF............................................................  2

3.   Equal Terms.............................................................  3

4.   "Chinese Wall" Procedures...............................................  3

5.   Access..................................................................  3

6.   Trading Procedures......................................................  3

7.   Service Fee.............................................................  4

8.   Expenses................................................................  4

9.   Errors..................................................................  4

10.  Choice of Counterparties; MLFIP Review..................................  5

11.  Currencies Traded.......................................................  5

12.  Additional Credit Lines.................................................  5

13.  CTA Option not to Trade Through the F/X Desk............................  5

14.  Confidentiality.........................................................  5

15.  Form of Confirmations...................................................  6

16.  Separate Accounting.....................................................  6

17.  Records of Service Fees.................................................  6

18.  Net Asset Valuations....................................................  6

19.   Supervision......................................... 6

20.   No ERISA Funds...................................... 6

21.   Response to Inquiries............................... 7

22.   Disclosure.......................................... 7

23.   Audit of F/X Desk................................... 7

24.   Governing Law....................................... 7


Schedule A:  Funds Party to the F/X Desk
             Service Agreement as of July 1, 1993....... A-1
Appendix I:  Trading Procedures to be
             Monitored by MLFIP...................... APPI-1
Appendix II: "Chinese Wall" Procedures.............. APPII-1

                    FOREIGN EXCHANGE DESK SERVICE AGREEMENT

                       MERRILL LYNCH INTERNATIONAL BANK,
                          MERRILL LYNCH FUTURES INC.,
                      ML FUTURES INVESTMENT PARTNERS INC.
                                      AND
                    EACH OF THE FUNDS LISTED ON SCHEDULE A


     This Agreement dated as of July 1, 1993 by and among Merrill Lynch International Bank ("MLIB"), Merrill Lynch Futures Inc. ("MLF"), ML Futures Investment Partners Inc. ("MLFIP") and each of the funds (collectively, the "Funds") identified on Schedule A hereto, as the same may be amended from time to time by agreement among MLIB, MLF and MLFIP, of which MLFIP is the Sponsor, General Partner or Trading Manager, as the case may be.

     WHEREAS, MLIB, MLF and MLFIP have agreed to establish and operate a service desk (the "F/X Desk") to assist the Funds and other clients introduced by Merrill Lynch affiliates (the Funds and such other clients being hereinafter collectively referred to as "Clients") in effecting off-exchange currency trades ("F/X trades") (i) through both MLF and MLIB with third-party counterparties and/or (ii) through MLF with MLIB, in each case in the over-the-counter, inter-dealer, inter-bank market;

     WHEREAS, only Clients qualified under Part 35 of the regulations of the Commodity Futures Trading Commission (the "CFTC") will be permitted to utilize the F/X Desk;

     WHEREAS, Clients other than the Funds will execute other documentation in connection with their use of the F/X Desk, subject to the provisions of Section 3 hereof;

     WHEREAS, all trades executed through the F/X Desk will be executed as principal trades either: (i) between MLIB and MLF at a competitive "bid-asked" spread, with MLF entering into a back-to-back transaction, without mark-up or spread, with the appropriate Clients; or (ii) between MLIB and a third-party counterparty with a back-to-back transaction executed between MLIB and MLF and, in turn, between MLF and the appropriate Clients, without mark-up or spread other than the Service Fee described herein, in each case as determined pursuant to the Trading Procedures to be monitored by MLFIP referred to in Section 6 hereof;

     WHEREAS, no proprietary Merrill Lynch trading shall be permitted to take place through the F/X Desk; and

     WHEREAS, MLFIP as General Partner or Trading Manager of the Funds or the Board of Directors of each of the Funds for which MLFIP serves as Sponsor, as the case may be, has determined that it is in the best interests of the Funds to enter into this Service Agreement in order to provide access to the increasingly diverse and international currency markets in which certain managed futures advisors concentrate a significant percentage of their trading and because MLFIP is confident that doing so will reduce the overall cost of the Funds' currency trading;

     NOW THEREFORE, in consideration of the premises and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, each of the Funds, respectively, MLFIP, MLIB and MLF hereby agree as follows:

1. MLF Customer Agreement
   ----------------------

     Other than in respect of the terms set forth herein, the terms of the MLF Customer Agreement previously executed and delivered between each of the Funds and MLFIP shall govern the Funds' F/X trading through the F/X Desk as contemplated hereby, and such Customer Agreement is hereby restated and incorporated herein by reference in its entirety to the extent not inconsistent herewith.

2. MLIB and MLF
   ------------

     In F/X Desk trading with F/X Desk counterparties other than MLIB, MLIB shall act as principal with such counterparties and then enter into a back-to-back trade with MLF (MLIB adding the Service Fee to the contract pricing but no mark-up or spread) which will, in turn, enter into a back-to-back trade (without mark-up, spread or fee) with the appropriate Clients.

     In F/X Desk trading with MLIB, MLIB shall act as principal with MLF (charging a competitive "bid-asked" spread), which will, in turn, enter into a back-to-back trade (without mark-up, spread or fee) with the appropriate Clients.

     MLF, not MLIB, shall be responsible for allocating positions acquired through or with MLIB among the appropriate Clients; provided that MLFIP shall assist in allocating positions among the appropriate Funds.

     MLF shall in all cases enter into back-to-back principal transactions with the appropriate Clients, effectively transferring to their respective accounts the positions taken by MLF with MLIB; provided that MLF shall remain financially liable to MLIB on all such trades. MLF shall not charge any Fund any spread or mark-ups on any such back-to-back transactions.

     The Trading Procedures to be monitored by MLFIP to be implemented by the F/X Desk are set forth in Appendix I hereto.

3. Equal Terms
   -----------

     All Funds will utilize the F/X Desk on substantially identical terms, and no Client will utilize the F/X Desk on any terms more favorable than those of the Funds.

4. "Chinese Wall" Procedures
   -------------------------

     The procedures attached hereto as Appendix II have been adopted to prevent misuse or misappropriation of information relating to the Funds' order flow through the F/X Desk.

     In no event shall any Merrill Lynch proprietary trading take place through the F/X Desk (other than trading of ML Institutional Partners L.P. which may be deemed "proprietary" to Merrill Lynch & Co., Inc. within the meaning of CFTC Reg. 1.3 (y)).

5. Access
   ------

     MLIB, MLF and MLFIP shall provide and maintain direct access, through dedicated telephone lines, between the F/X Desk and the advisors ("CTAs") trading for the Funds through the F/X Desk, at no additional cost to the Funds. In conjunction therewith, MLIB, MLF and MLFIP shall establish mutually satisfactory procedures to assure the validity of all orders transmitted by the CTAs.

6. Trading Procedures
   ------------------

     As set forth in Appendix I hereto, upon receipt of an F/X trade order, the F/X Desk shall obtain a price from MLIB and at least two (2) other counterparties. The order shall be executed with MLIB if the price quoted by MLIB (which will not include a Service Fee) is as good as or better than the best price quoted by the other counterparties contacted (including the Service
Fee). If MLIB is not making a market in a currency in which a CTA wishes to acquire a position, the F/X Desk shall contact three (3) other counterparties for price quotes and shall execute the trade order with the counterparty offering the best price quote.

     MLFIP shall cause to be documented the counterparties contacted for each F/X trade executed through the F/X Desk and the price offered by each such counterparty. Such documentation shall be retained by the F/X Desk pursuant to MLFIP's standard recordkeeping procedures.

7. Service Fee
   -----------

     For the F/X Desk's services hereunder, MLFIP will receive a Service Fee, on trades for which MLIB does not act as the ultimate counterparty, equal to one "pip" per futures-equivalent trade on each purchase and one "pip" per futures-equivalent trade on each sale transaction - each "pip" to be calculated in accordance with standard industry practice. Such Service Fee will be added as a mark-up by MLIB on all trades executed by the F/X Desk with counterparties other than MLIB, and promptly paid by MLIB to MLFIP. No Service Fee will be charged or paid on F/X trades executed with MLIB as principal rather than MLIB as back-to-back principal with a third-party counterparty.

     MLFIP represents and warrants that, to the best of MLFIP's knowledge after due inquiry, the Service Fee is competitive with that charged by third parties for comparable services. Furthermore, if, as a result of MLFIP's annual review of the competitiveness of the operations of the F/X Desk, MLFIP determines that the Service Fee is not competitive, MLFIP will promptly adjust such Fee so that it becomes so.

8. Expenses
   --------

     The only cost to the Funds of utilizing the F/X Desk shall be the Service Fees paid on trades executed through MLIB with counterparties other than MLIB and the "bid-asked" spreads on trades executed with such counterparties and with MLIB. None of the Funds shall in any event pay any expenses, overhead or other costs relating to the operation of the F/X Desk.

9. Errors
   ------

     In addition to any liability which MLIB or MLF may have in respect thereof, MLFIP shall indemnify and hold each Fund harmless for all losses incurred or quantifiable profits foregone as a result of any errors on the part of F/X Desk personnel in executing trades on behalf of such Fund. Such indemnity shall not, however, apply to losses incurred or profits foregone as a result of technical or telecommunication failures, counterparty errors or defaults, CTA errors or any other cause not within the reasonable control of MLFIP.

10. Choice of Counterparties; MLFIP Review
    --------------------------------------

     MLFIP and MLF shall each have the right to approve any counterparty proposed by MLIB, as well as to request MLIB to include a particular counterparty in the F/X Desk group of counterparties, which request MLIB will not unreasonably refuse; provided that MLIB need not include more than twelve
(12) counterparties in such group at any one time. In no event shall any counterparty other than MLIB be directly or indirectly controlled by, or under common control with, MLFIP, MLF or MLIB.

     MLFIP will conduct, no less frequently than annually, a review of the counterparties used by, and the general operations of, the F/X Desk in order to evaluate their competitiveness, credit standing, service and reputation. Each of MLIB and MLF undertake to cooperate fully with MLFIP in such review.

11. Currencies Traded
    -----------------

     MLIB, MLFIP and MLF agree to use best efforts, upon CTA request, to include additional currencies in the portfolio of currencies which can be traded through the F/X Desk.

12. Additional Credit Lines
    -----------------------

     MLIB agrees to use best efforts to obtain all such additional credit lines as may be necessary to ensure that the CTAs are able to trade currencies on behalf of the Funds to the full extent they may deem appropriate and, if such credit lines cannot be obtained, to make alternative arrangements so as to permit the CTAs to do so, at no additional cost to the Funds.

13. CTA Option not to Trade Through the F/X Desk
    --------------------------------------------

     MLFIP, MLF and MLIB each agree that in the event any CTA wishes not to use the F/X Desk to effect trades for a Fund, MLFIP, MLF and MLIB will arrange for such CTA to trade for such Fund exclusively with MLIB through MLF without Service Fees or margin requirements. MLFIP will inform each CTA of the availability of this option. CTAs may designate specific F/X trade orders as ones which are to be executed exclusively with MLIB on a trade by trade basis.

14. Confidentiality
    ---------------

     MLIB, MLF and MLFIP agree to keep all orders executed through the F/X Desk strictly confidential, in accordance with industry custom, except as otherwise required by law. MLIB, MLF and MLFIP agree to execute such agreements or documents as any

CTA may reasonably require to evidence the foregoing undertaking of confidentiality.

     MLIB, MLF and MLFIP shall observe the "Chinese Wall" procedures set forth in Appendix II hereto in order to ensure that information relating to Clients' F/X trades will not be misused or misappropriated.

15. Form of Confirmations
    ---------------------

     All trades executed through the F/X Desk will be confirmed by MLIB to MLF as principal transactions, and MLF shall, in turn, confirm back-to-back transactions with the appropriate Clients as principal trades between MLF and such Clients carried in an "unregulated" MLF account.

16. Separate Accounting
    -------------------

     MLFIP and MLF shall account separately for all trades and all assets of each Client, and such trades and assets shall in no event be commingled with those of any other Client.

17. Records of Service Fees
    -----------------------

     MLIB and MLFIP shall maintain full and accurate records of all Service Fees paid to MLIB, and all Service Fees remitted by MLIB to MLFIP, respectively. MLFIP shall be responsible for allocating Service Fees among the Funds, and MLF for allocating Service Fees among other Clients.

18. Net Asset Valuations
    --------------------

     MLIB will cooperate fully with MLFIP and MLF in obtaining, to the extent reasonably practicable, valuations of the open F/X positions held by Clients, and will attempt to provide data feeds compatible with MLFIP's existing systems.

19. Supervision
    -----------

     There shall at all times be an appropriately qualified supervising employee assigned to the F/X Desk.

20. No ERISA Funds
    --------------

     MLFIP shall ensure that no Fund, the assets of which constitute "plan assets" under the Employee Retirement Income Security Act of 1974 ("ERISA"), trades through the F/X Desk.

21. Response to Inquiries
        ---------------------

     MLFIP shall use best efforts to respond to any inquiries concerning the operation of the F/X Desk which they may receive from investors in the Funds.

22. Disclosure
    ----------

     MLFIP agrees to disclose the F/X Desk operation to all existing and prospective Funds to the full extent that it is advised by counsel may be necessary or appropriate.

23. Audit of F/X Desk
    -----------------

     MLIB, MLF and MLFIP agree to obtain an annual auditors' review of the F/X Desk (which need not result in a formal audit report) so as to verify and document compliance with the operation of the F/X Desk as contemplated hereby. The expense of such review shall be paid by MLFIP.

24. Governing Law
    -------------

     This Service Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement by their representatives thereunto duly authorized.

                                   EACH OF THE FUNDS
                                   LISTED ON SCHEDULE A HERETO

                                   By:  ML FUTURES INVESTMENT PARTNERS INC.
                                        General Partner/Trading Manager


                                   By: ___________________________________
                                       Title:


                                   ML FUTURES INVESTMENT PARTNERS INC.


                                   By: _______________________________
                                       Title:


                                   MERRILL LYNCH FUTURES INC.


                                   By: _______________________________
                                       Title:


                                   MERRILL LYNCH INTERNATIONAL BANK


                                   By: _______________________________
                                       Title:


                                   WORLD CURRENCIES LIMITED
                                   INTERRATE(TM) LIMITED
                                   ML FUTURES INVESTMENTS LTD.
                                   CURRENCY INVESTMENT PARTNERS LTD.
                                   SECTOR(SM) INTERNATIONAL LTD.
                                   ML JAPAN INVESTMENT PARTNERS LTD.
                                   ML MOUNTAIN PARTNERS LTD.
                                   ML HYMAN BECK LTD.
                                   ML CHESAPEAKE LTD.


                                   By: _______________________________
                                       John R. Frawley, Jr., as a
                                       Director of each of the above
                                         listed companies

                                   SCHEDULE A
                 FUNDS PARTY TO THE F/X DESK SERVICE AGREEMENT
                               AS OF JULY 1, 1993



MLFIP General Partner
---------------------

The Futures Expansion Fund Limited Partnership
The Growth and Guarantee Fund L.P.
ML Futures Investments II L.P.
ML Futures Investments L.P.
John W. Henry & Co./Millburn L.P.
The S.E.C.T.O.R. Strategy Fund(SM) L.P.
The SECTOR Strategy Fund(SM) II L.P.
The SECTOR Strategy Fund(SM) IV L.P.
The SECTOR Strategy Fund(SM) V L.P.
The SECTOR Strategy Fund(SM) VI L.P.
The JWH Global Asset Fund L.P.
The Leyden Investment Fund L.P.
ML Institutional Partners L.P.
ML Global Horizons L.P.

MLFIP Sponsor
-------------

World Currencies Limited
InterRate(TM) Limited
ML Futures Investments Ltd.
Currency Investment Partners Ltd.
SECTOR(SM) International Ltd.
ML Japan Investment Partners Ltd.
ML Mountain Partners Ltd.
ML Hyman Beck Ltd.
ML Chesapeake Ltd.

                 FUNDS PARTY TO THE F/X DESK SERVICE AGREEMENT
                               AS OF JULY 1, 1993



MLFIP Trading Manager
---------------------

Commodity Trading Company, Ltd.    Consent: NCB Investment
                                             Services Company
                                             Limited

                                   By: _________________________
                                   Title: ______________________

                 FUNDS PARTY TO THE F/X DESK SERVICE AGREEMENT
                               AS OF JULY 1, 1993



MLFIP Trading Manager
---------------------

Permal Commodities Ltd.        Consent:  Worms Asset
                                          Management, Inc.


                               By:  _______________________
                               Title: _____________________


                               Consent:  F.M.C. Limited
                                          Managing Director


                               By:  _______________________
                               Title: _____________________


                               Consent:  S.C.S. Limited
                                          Managing Director


                               By:  _______________________
                               Title: _____________________

                                   APPENDIX I

                               TRADING PROCEDURES
                            TO BE MONITORED BY MLFIP


A)  F/X Desk Trading Procedures
    ---------------------------

     (i) prior to effecting any trade, the F/X Desk will ensure that there exist sufficient credit limits with approved counterparties;

     (ii) the F/X Desk will provide dedicated telephone lines to facilitate trading;

     (iii) upon receipt of an F/X trade order, F/X Desk personnel shall inquire of MLIB and two (2) counterparties unaffiliated with Merrill Lynch;

     (iv) in the event that MLIB is not quoting a "bid" and "asked" price for a particular currency, F/X Desk personnel shall inquire of three (3) counterparties unaffiliated with Merrill Lynch;

     (v) no less than six (6) counterparties other than MLIB shall be included in the group of counterparties contacted by the F/X Desk;

     (vi) the F/X Desk need not rotate the counterparties contacted for price quotes provided that MLFIP reasonably believes that not doing so is in, or not opposed to, the best interests of the Clients;

     (vii) the order of inquiry as among MLIB and the two (2) other counterparties contacted shall be as near to simultaneous as practicable;

     (viii) trades which the F/X Desk executes with MLIB shall be executed by MLIB in the same manner as MLIB executes other customer trades;

     (ix) trades shall be executed with that counterparty whose price quote, plus Service Fee, is the best obtained upon inquiry; provided that trades shall be executed with MLIB if its price quote, without Service Fee, is as good as or better than the best price quote, plus Service Fee, obtained from any other counterparty;

                                     APPI-1

     (x) in the event an F/X trade is executed with a counterparty other than MLIB, the Service Fee shall be added to the price quoted by such counterparty. MLIB will promptly remit such Service Fee to MLFIP.

     (xi) each F/X trade order, counterparties inquired of, price quotes received, execution price, and trade time shall be recorded and preserved; and

     (xii) the F/X Desk will make its trading records available upon request to internal and external auditors as well as authorized MLFIP, MLIB and MLF personnel.

B)  CTA Direct Trading with MLIB
    ----------------------------

     (i) MLFIP will offer each CTA the opportunity to trade on behalf of the Funds directly with MLIB rather than through the F/X Desk;

     (ii) the F/X Desk will provide dedicated phone lines to facilitate trading (which may be the same lines used for a CTA's trading through the F/X Desk);

     (iii) CTAs may designate particular trades as trades which the CTA wishes to be executed directly with MLIB, on a trade by trade basis;

     (iv) the person or persons on the F/X Desk (the "CTA Order Handler") handling trades designated by CTAs to be executed directly with MLIB shall have no trading operations at MLFIP, MLIB or MLF other than receiving CTAs' orders through the F/X Desk, communicating these orders to the MLIB trading desk, and managing MLIB's position and market exposure in acting as counterparty to such orders;

      (v) trades which the CTA Order Handler executes will be executed with MLIB's trading desk, not with MLIB's proprietary traders;

      (vi) each F/X trade order, execution price, and trade time shall be recorded and preserved by the CTA Order Handler; and

      (vii) the CTA Order Handler will make its trading records (which may be kept together with those of the other F/X operations) available upon request

                                     APPI-2
               to internal and external auditors as well as authorized MLFIP, MLIB and MLF personnel.

C)  Monitoring
    ----------

     MLFIP will monitor the F/X Desk and be responsible for the general oversight thereof, confirming:

     (i) that MLIB's prices quoted to the F/X Desk are consistent with prices quoted by MLIB to the CTA Order Handler;

     (ii) that the F/X Desk is quoting prices in a fair and nondiscriminatory manner (i.e., does not always source MLIB's bid first or last, rotates the order in which it solicits external bids, and solicits such bids from competitive counterparties that make markets in the currency being requested);

     (iii) that the F/X Desk records, documents and retains the bids for each trade, the counterparties contacted, to which counterparty the trade was ultimately awarded and, if effected with an external counterparty, the amount of the "pip" added to such trade;

     (iv) that each counterparty is providing service and pricing which are consistently competitive;

     (v) that the confidentiality requirements of this Service Agreement are being satisfied;

     (vi) that no MLIB personnel trading for MLIB's proprietary account will have access to or knowledge of the transactions effected by the F/X Desk and that the "Chinese Wall" procedures set forth in Appendix II are being implemented;

     (vii) that F/X Desk personnel effect only such trades as are envisioned by this Service Agreement and are not effecting other trades on behalf of MLIB;

     (viii) that, on an annual basis, an audit (which need not be by independent public accountants as opposed to Merrill Lynch audit staff and which need not result in a formal audit report) is conducted to insure the F/X Desk's compliance with the provisions of this Service Agreement;

                                     APPI-3

     (ix) that MLIB and MLFIP has each maintained full and accurate records of all Service Fees paid; and

     (x) that a netting agreement is and remains in effect between MLIB and MLF (and/or the Funds).

                                     APPI-4

                                  APPENDIX II

                           "CHINESE WALL" PROCEDURES


1.   The F/X Desk and its personnel (including the CTA Order Handler):

     (i) must be physically segregated from any persons trading on behalf of MLIB's proprietary account (as opposed to the MLIB trading desk which will be contacted by the F/X Desk and its personnel);
     (ii) will effect trades solely as necessitated by the stated purposes of the F/X Desk as set forth in the Foreign Exchange Desk Service Agreement and will not effect any other trades on behalf of MLIB's proprietary account (as opposed to the MLIB trading desk which will be contacted by the F/X Desk and its personnel).

2.   All personnel on the F/X Desk must be Merrill Lynch employees.

3. The F/X Desk will trade only with such external counterparties and in such currencies and such products as shall have been agreed upon among MLF, MLIB and MLFIP.

4. The F/X Desk and its personnel will keep all orders executed by it strictly confidential in accordance with industry custom (except as disclosure thereof may be required in the course of trading or as required by law).

5. The F/X Desk (including the CTA Order Handler) will not disclose information relating to any F/X Desk trades to any Merrill Lynch employee trading for the proprietary account of Merrill Lynch (as opposed to the MLIB trading desk which will be contacted by the F/X Desk and its personnel).

                                    APPII-1